UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 5, 2026

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)
(787) 759-9999
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Credit Agreement

On November 5, 2026, Evertec, Inc. (“Evertec” or the “Company”), Evertec Group, LLC (“Borrower”), a wholly-owned indirect subsidiary of Evertec, and other Loan Parties (as defined in the Existing Credit Agreement (as defined below)) party thereto, entered into a seventh amendment (the “Seventh Amendment”) to that Credit Agreement, dated as of December 1, 2022 (as amended by that First Amendment to Credit Agreement, dated as of October 30, 2023, as amended by that Second Amendment to Credit Agreement, dated as of May 16, 2024, as amended by that Third Amendment to Credit Agreement, dated as of November 26, 2024, as amended by that Fourth Amendment to Credit Agreement, dated as of August 12, 2025, as amended by that Fifth Amendment to Credit Agreement, dated as of November 25, 2025, as amended by that Sixth Amendment to Credit Agreement, dated as of May 18, 2026, the “Existing Credit Agreement” and, as amended by the Seventh Amendment, the “Amended Credit Agreement”), with a syndicate of lenders and Truist Bank (“Truist”), as administrative agent and collateral agent. Capitalized terms used in this Item 1.01 and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Credit Agreement.

Under the Amended Credit Agreement, a syndicate of financial institutions and other lenders (i) fully refinanced the Borrower’s existing term loan A facility (the “2026 Refinancing Term A Facility”), (ii) fully refinanced the Borrower’s existing revolving credit facility (the “2026 Replacement Revolving Facility”) and (iii) provided additional revolving credit facility commitments in an aggregate principal amount of $100 million (the “2026 Incremental Revolving Facility” and together with the 2026 Replacement Revolving Facility, the “Revolving Facility”). The 2026 Incremental Revolving Facility is fungible with, and constitutes a single class with, the 2026 Replacement Revolving Facility, and has the same interest rate, maturity and other material terms applicable thereto.

The 2026 Refinancing Term A Facility and the Revolving Facility will mature on November 5, 2031, provided that if any Term B Loans (or refinancing indebtedness in respect thereof) remain outstanding on the date that is 91 days prior to their maturity date, the maturity will spring to that earlier date. The Term B Loans mature on October 30, 2030 and $875 million aggregate principal amount of Term B Loans is outstanding as of November 6, 2026. The 2026 Refinancing Term A Facility, in an aggregate principal amount of $387.8 million, was incurred through a cashless roll of the Term A Loans outstanding under the Existing Credit Agreement. The Revolving Facility provides for aggregate commitments of $300.0 million, which replaced the $200.0 million of revolving commitments under the Existing Credit Agreement. Fees, costs and expenses incurred in connection with the Seventh Amendment, together with accrued interest and fees on the existing facilities, were paid with cash on hand. Borrowings under the Revolving Facility will be used for general corporate purposes, including Permitted Business Acquisitions.

Pursuant to the Amended Credit Agreement, borrowings under the 2026 Refinancing Term A Facility and the Revolving Facility bear interest at a rate per annum equal to, at the Borrower’s option, either (a) an alternate base rate or (b) a rate based on the forward-looking SOFR term rate administered by CME Group Benchmark Administration Limited (or any successor administrator satisfactory to the Administrative Agent) plus, in each case, an applicable margin. The applicable margin for the 2026 Refinancing Term A Facility and the Revolving Facility is based on the Total Net Leverage Ratio, that ranges between 1.25% and 2.25% for SOFR term rate loans and between 0.25% and 1.25% for alternate base rate loans.

Except as described above, the terms of the Existing Credit Agreement remain substantively unchanged and in full force and effect, and the terms of the Incremental Term B Loans are not affected by the Seventh Amendment.

Certain of the lenders and their affiliates have provided, and may in the future provide, commercial banking, investment banking and other services to the Company and its affiliates, for which they have received, and may receive, customary fees.

The foregoing description of the Seventh Amendment and Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Seventh Amendment (including the Amended Credit Agreement, a copy of which is attached thereto as Exhibit A), a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 6, 2026, the Company issued a press release announcing the entry into the Seventh Amendment described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Number	Exhibit
10.1#
Seventh Amendment to Credit Agreement, dated as of November 5, 2026, among EVERTEC, Inc., EVERTEC Group, LLC, the lenders party thereto from time to time, and Truist Bank, as administrative agent, collateral agent, swingline lender and an L/C issuer

99.1	Press release titled “EVERTEC Announces Renewal and Extension of Credit Facility”, dated November 6, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

# Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: November 6, 2026	By:	/s/ Karla Cruz Jusino
Karla Cruz Jusino
Chief Financial Officer